                                                                    EXHIBIT 4(f)

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

     Amendment, dated as of May 21, 1996, among ANADARKO PETROLEUM CORPORATION, a Delaware corporation (the "Company"), the Banks named on the signature pages hereof (individually a "Bank" and collectively the "Banks") and CHEMICAL BANK, as Agent for the Banks (the "Agent").

     WHEREAS, the Company, the Banks and the Agent have entered into a Revolving Credit Agreement, dated as of May 24, 1994 (as amended by the First Amendment to Revolving Credit Agreement, dated as of May 23, 1995, the "Agreement"), and desire further to amend the Agreement in the manner and to the extent herein provided.

     NOW THEREFORE, the Company, each Bank and the Agent agree as follows:

          1. As used herein, the term "Amendment Date" shall mean May 21, 1996 or such other date as the parties hereafter shall agree upon. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          2. The Company, the Banks and the Agent agree that, subject to the conditions set forth in Section 3 hereof, as of the date hereof the Agreement shall be amended as follows:

             (a) Section 1.01 of the Agreement shall be amended as follows:

                (i) The following definition shall be added after the definition of "Business Day":

               " 'CD Margin' means a rate per annum determined in accordance with the Pricing Schedule."

                (ii) The definition of "Commitment" shall be replaced in its entirety by the following:

               " 'Commitment' -- As to each Bank, its obligation to make Loans to the Company pursuant to Section 2.01 in the amount set forth opposite its name below, as such obligation may be reduced pursuant to this Agreement:

                                                                AMOUNT OF      PERCENTAGE OF
                                   BANK                         COMMITMENT      COMMITMENT
                                   ----                        ------------    -------------
                Chemical Bank..............................    $ 30,000,000         12.0%
                Morgan Guaranty Trust Company of New York..      25,000,000         10.0
                NationsBank of Texas, N.A..................      25,000,000         10.0
                ABN AMRO Bank N.V..........................      21,250,000          8.5
                Bank of America, Illinois..................      21,250,000          8.5
                Bank of Montreal...........................      21,250,000          8.5
                The Bank of New York.......................      21,250,000          8.5
                Credit Lyonnais Cayman Island Branch.......      21,250,000          8.5
                Credit Suisse..............................      21,250,000          8.5
                The First National Bank of Chicago.........      21,250,000          8.5
                Mellon Bank, N.A...........................      21,250,000          8.5
                                                               ------------        -----
                          Total............................    $250,000,000        100.0%"

                (v) The following definition shall be added after the definition of "Commitment":

               " 'Commitment Fee Rate' means a rate per annum determined in accordance with the Pricing Schedule."

                (vi) The definition of "Determining Bank" shall be amended by replacing "The Chase Manhattan Bank, National Association" with "NationsBank of Texas, N.A.".

                (vii) The following definition shall be added after the definition of "Eurodollar Loans":

               " 'Eurodollar Margin' means a rate per annum determined in accordance with the Pricing Schedule."

                (viii) The following definition shall be added after the definition of "Person":

               " 'Pricing Schedule' means the Schedule attached hereto and identified as such."

                (ix) The definition of "Termination Date" shall be amended by replacing the date "June 30, 2000" with the date "June 30, 2001".

             (b) Subsection (a) of Section 2.04 shall be replaced in its entirety by the following:

           "(a) Subject to subsection (b) of this Section, the Company agrees to pay to the Agent for the account of each Bank a commitment fee from the Effective Date to, but not including, the Termination Date or such earlier date upon which the Commitments shall terminate or be reduced to zero pursuant to
           Section 2.05 or 6.01, computed at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule) on the daily unused portion of the Commitments."

             (c) Section 2.09 shall be amended as follows:

                (i) subsection (a) shall be amended be replacing "37.50/100 of 1%" with the words "the Eurodollar Margin for such day."

                (ii) subsection (c) shall be amended by replacing "50/100 of 1%" with the words "the CD Margin for such day."

                (iii) subsections (f) and (g) shall be deleted in their entirety.

             (d) A Pricing Schedule in the form of Exhibit A hereto shall be added to the Agreement immediately following the signature pages thereof.

          3. The amendments specified in Section 2 hereof shall be effective as of the date hereof upon the receipt by the Agent, on or prior to the Amendment Date, of:

             (a) A certificate signed by a responsible officer of the Company, dated the Amendment Date, to the effect that:

                (i) the representations and warranties contained in Section 3.01 of the Agreement are true and accurate on and as of the Amendment Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                (ii) no event has occurred and is continuing, or would result from the execution, delivery and performance of this Amendment, which constitutes an Event of Default or would constitute an Event of Default with the giving of notice or the lapse of time, or both; and

                (iii) the Company is in compliance with all the terms, covenants and conditions of the Agreement which are binding upon it;

             (b) An opinion of the General Counsel of the Company, dated the Amendment Date, to the effect that:

                (i) the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and is in good standing in the States of Colorado, Kansas, Louisiana, Montana, Nevada, New Mexico, Oklahoma, Texas and Wyoming;

                (ii) this Amendment has been duly authorized, executed and delivered by the Company;

                (iii) this Amendment, assuming due authorization, execution and delivery hereof by the Banks and the Agent, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                (iv) the execution, delivery and performance by the Company of this Amendment will not (x) conflict with the restated certificate of incorporation or by-laws of the Company, each as in effect on the date of such opinion, (y) contravene any applicable provision of any applicable law or applicable order or (z) conflict with any provision of any indenture, loan agreement or other similar agreement or instrument known to such counsel (having made due inquiry with respect thereto) binding on the Company or affecting its property;

                (v) no authorization, consent or approval of any governmental body or agency of the State of Texas or the United States of America which has not been obtained is required in connection with the execution, delivery and performance by the Company of this Amendment; and

                (vi) to the knowledge of such counsel (having made due inquiry with respect thereto), there is no proceeding pending or threatened before any court or administrative agency which, in the opinion of such counsel, will result in a final determination which would have the effect of preventing the Company from carrying on its business or from meeting its current and anticipated obligations on a timely basis.

             In rendering such opinion, the General Counsel of the Company shall opine only as to matters governed by the Federal laws of the United States of America, the laws of the State of Texas and the General Corporation Law of the State of Delaware and such counsel may state that he has relied on certificates of state officials as to qualification to do business and good standing certificates of officers of the Company and other sources believed by him to be responsible; and

             (c) Duly executed counterparts hereof signed by the Company, the Agent and each of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          4. Except as amended hereby, the Agreement shall continue in full force and effect.

          5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          6. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            ANADARKO PETROLEUM CORPORATION

                                            By
                                              ----------------------------------
                                            Title:  Vice President and Treasurer

                                            CHEMICAL BANK

                                            By
                                              ----------------------------------

                                            Title
                                                 -------------------------------

                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            NATIONSBANK OF TEXAS, N.A.

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            ABN AMRO BANK N.V.

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            THE BANK OF AMERICA, ILLINOIS

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            BANK OF MONTREAL

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            THE BANK OF NEW YORK

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            CREDIT SUISSE

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            THE FIRST NATIONAL BANK OF CHICAGO

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            MELLON BANK, N.A.

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            CHEMICAL BANK, as Agent

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                                                       EXHIBIT A

                                PRICING SCHEDULE

     The "Eurodollar Margin", "CD Margin" and "Commitment Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Level that exists on such day:

                            LEVEL I           LEVEL II           LEVEL III          LEVEL IV            LEVEL V
                        ---------------    ---------------    ---------------    ---------------    ---------------
Eurodollar Margin       30/100 of 1%       32.5/100 of 1%     37.5/100 of 1%     45/100 of 1%       75/100 of 1%
CD Margin               42.5/100 of 1%     45/100 of 1%       50/100 of 1%       57.5/100 of 1%     87.5/100 of 1%
Commitment Fee Rate     12.5/100 of 1%     12.5/100 of 1%     15/100 of 1%       17.5/100 of 1%     25/100 of 1%

     For purposes of this Schedule, the following terms have the following meanings:

        "Level" refers to the determination of which of Level I, Level II, Level III, Level IV or Level V exists at any date. The higher rating of S&P or Moodys will determine the Level to be used.

          "Level I" exists at any date if, at such date, the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moodys.

          "Level II" exists at any date if, at such date, the Company's long-term debt is rated BBB+ by S&P or Baa1 by Moodys.

          "Level III" exists at any date if, at such date, the Company's long-term debt is rated BBB by S&P or Baa2 by Moodys.

          "Level IV" exists at any date if, at such date, the Company's long-term debt is rated BBB- by S&P or Baa3 by Moodys.

          "Level V" exists at any date if, at such date, the Company's long-term debt is rated below BBB- by S&P or below Baa3 by Moodys.

     In the event a rating is not available from either Moodys or S&P, such rating agency will be deemed to have assigned its lowest rating.

     The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt securities of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                  SECOND AMENDMENT TO 364-DAY CREDIT AGREEMENT

     Second Amendment, dated as of May 21, 1996, among ANADARKO PETROLEUM CORPORATION, a Delaware corporation (the "Company"), the Banks named on the signature pages hereof (individually a "Bank" and collectively the "Banks") and CHEMICAL BANK, as Agent for the Banks (the "Agent").

     WHEREAS, the Company, the Banks and the Agent have entered into a 364-Day Credit Agreement, dated as of May 24, 1994 (as amended by the First Amendment to 364-Day Credit Agreement, dated as of May 23, 1995, the "Agreement"), and desire further to amend the Agreement in the manner and to the extent herein provided.

     NOW THEREFORE, the Company, each Bank and the Agent agree as follows:

          1. As used herein, the term "Amendment Date" shall mean May 21, 1996 or such other date as the parties hereafter shall agree upon. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          2. The Company, the Banks and the Agent agree that, subject to the conditions set forth in Section 3 hereof, as of the date hereof the Agreement shall be amended as follows:

             (a) Section 1.01 of the Agreement shall be amended as follows:

                (i) The following definition shall be added after the definition of "Business Day":

               " 'CD Margin' means a rate per annum determined in accordance with the Pricing Schedule."

               (ii) The definition of "Commitment" shall be replaced in its entirety by the following:

               " 'Commitment' -- As to each Bank, its obligation to make Loans to the Company pursuant to Section 2.01 in the amount set forth opposite its name below, as such obligation may be reduced pursuant to this Agreement:

                                                            AMOUNT OF      PERCENTAGE OF
                          BANK                              COMMITMENT      COMMITMENT
                          ----                             ------------    -------------
          Chemical Bank                                    $ 18,000,000         12.0%
          Morgan Guaranty Trust Company
            of New York                                      15,000,000         10.0
          NationsBank of Texas, N.A.                         15,000,000         10.0
          ABN AMRO Bank N.V.                                 12,750,000          8.5
          Bank of America, Illinois                          12,750,000          8.5
          Bank of Montreal                                   12,750,000          8.5
          The Bank of New York                               12,750,000          8.5
          Credit Lyonnais Cayman Island Branch               12,750,000          8.5
          Credit Suisse                                      12,750,000          8.5
          The First National Bank of Chicago                 12,750,000          8.5
          Mellon Bank, N.A.                                  12,750,000          8.5
                                                           ------------       ------
                    Total                                  $150,000,000        100.0%

                (v) The following definition shall be added after the definition of "Commitment":

               " 'Commitment Fee Rate' means a rate per annum determined in accordance with the Pricing Schedule."

                (vi) The definition of "Determining Bank" shall be amended by replacing "The Chase Manhattan Bank, National Association" with "NationsBank of Texas, N.A.".

               (vii) The following definition shall be added after the definition of "Eurodollar Loans":

               " 'Eurodollar Margin' means a rate per annum determined in accordance with the Pricing Schedule."

               (viii) The following definition shall be added after the definition of "Person":

               " 'Pricing Schedule' means the Schedule attached hereto and identified as such."

                (ix) The definition of "Termination Date" shall be amended by replacing the date "May 21, 1996" with the date "May 20, 1997" and the date "June 30, 2000" with the date "June 30, 2001".

             (b) Subsection (a) of Section 2.04 shall be replaced in its entirety by the following:

           "(a) Subject to subsection (b) of this Section, the Company agrees to pay to the Agent for the account of each Bank a commitment fee from the Effective Date to, but not including , the Termination Date or such earlier date upon which the Commitments shall terminate or be reduced to zero pursuant to
           Section 2.05 or 6.01, computed at the Commitment Fee Rate (determined daily in accordance with the Pricing Schedule) on the daily unused portion of the Commitments."

             (c) Section 2.09 shall be amended as follows:

                (i) subsection (a) shall be amended be replacing "37.50/100 of 1%" with the words "the Eurodollar Margin for such day."

                (ii) subsection (c) shall be amended by replacing "50/100 of 1%" with the words "the CD Margin for such day."

                (iii) subsections (f) and (g) shall be deleted in their entirety.

             (d) A Pricing Schedule in the form of Exhibit A hereto shall be added to the Agreement immediately following the signature pages thereof.

          3. The amendments specified in Section 2 hereof shall be effective as of the date hereof upon the receipt by the Agent, on or prior to the Amendment Date, of:

             (a) A certificate signed by a responsible officer of the Company, dated the Amendment Date, to the effect that:

                (i) the representations and warranties contained in Section 3.01 of the Agreement are true and accurate on and as of the Amendment Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

                (ii) no event has occurred and is continuing, or would result from the execution, delivery and performance of this Amendment, which constitutes an Event of Default or would constitute an Event of Default with the giving of notice or the lapse of time, or both; and

                (iii) the Company is in compliance with all the terms, covenants and conditions of the Agreement which are binding upon it;

             (b) An opinion of the General Counsel of the Company, dated the Amendment Date, to the effect that:

                (i) the Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and is in good standing in the States of Colorado, Kansas, Louisiana, Montana, Nevada, New Mexico, Oklahoma, Texas and Wyoming;

                (ii) this Amendment has been duly authorized, executed and delivered by the Company;

                (iii) this Amendment, assuming due authorization, execution and delivery hereof by the Banks and the Agent, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                (iv) the execution, delivery and performance by the Company of this Amendment will not (x) conflict with the restated certificate of incorporation or by-laws of the Company, each as in effect on the date of such opinion, (y) contravene any applicable provision of any applicable law or applicable order or (z) conflict with any provision of any indenture, loan agreement or other similar agreement or instrument known to such counsel (having made due inquiry with respect thereto) binding on the Company or affecting its property;

                (v) no authorization, consent or approval of any governmental body or agency of the State of Texas or the United States of America which has not been obtained is required in connection with the execution, delivery and performance by the Company of this Amendment; and

                (vi) to the knowledge of such counsel (having made due inquiry with respect thereto), there is no proceeding pending or threatened before any court or administrative agency which, in the opinion of such counsel, will result in a final determination which would have the effect of preventing the Company from carrying on its business or from meeting its current and anticipated obligations on a timely basis.

             In rendering such opinion, the General Counsel of the Company shall opine only as to matters governed by the Federal laws of the United States of America, the laws of the State of Texas and the General Corporation Law of the State of Delaware and such counsel may state that he has relied on certificates of state officials as to qualification to do business and good standing certificates of officers of the Company and other sources believed by him to be responsible; and

             (c) Duly executed counterparts hereof signed by the Company, the Agent and each of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          4. Except as amended hereby, the Agreement shall continue in full force and effect.

          5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          6. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            ANADARKO PETROLEUM CORPORATION

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            CHEMICAL BANK

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            NATIONSBANK OF TEXAS, N.A.

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            ABN AMRO BANK N.V.

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            THE BANK OF AMERICA, ILLINOIS

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            BANK OF MONTREAL

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            THE BANK OF NEW YORK

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------


                                            CREDIT LYONNAIS CAYMAN ISLAND
                                              BRANCH

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            CREDIT SUISSE

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            THE FIRST NATIONAL BANK OF CHICAGO

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            MELLON BANK, N.A.

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                            CHEMICAL BANK, as Agent

                                            By
                                              ----------------------------------
                                            Title
                                                 -------------------------------

                                                                       EXHIBIT A

                                PRICING SCHEDULE

     The "Eurodollar Margin", "CD Margin" and "Commitment Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Level that exists on such day:

                                LEVEL I         LEVEL II       LEVEL III        LEVEL IV        LEVEL V
                             --------------  --------------  --------------  --------------  --------------
Eurodollar Margin              30/100 of 1%  32.5/100 of 1%  37.5/100 of 1%    45/100 of 1%    75/100 of 1%
CD Margin                    42.5/100 of 1%    45/100 of 1%    50/100 of 1%  57.5/100 of 1%  87.5/100 of 1%
Commitment Fee Rate            10/100 of 1%    10/100 of 1%    10/100 of 1%    10/100 of 1%    10/100 of 1%

     For purposes of this Schedule, the following terms have the following meanings:

        "Level" refers to the determination of which of Level I, Level II, Level III, Level IV or Level V exists at any date. The higher rating of S&P or Moodys will determine the Level to be used.

          "Level I" exists at any date if, at such date, the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moodys.

          "Level II" exists at any date if, at such date, the Company's long-term debt is rated BBB+ S&P or Baa1 by Moodys.

          "Level III" exists at any date if, at such date, the Company's long-term debt is rated BBB by S&P or Baa2 by Moodys.

          "Level IV" exists at any date if, at such date, the Company's long-term debt is rated BBB- by S&P or Baa3 by Moodys.

          "Level V" exists at any date if, at such date, the Company's long-term debt is rated below BBB- by S&P or below Baa3 by Moodys.

     In the event a rating is not available from either Moodys or S&P, such rating agency will be deemed to have assigned its lowest rating.

     The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Company without third-party credit enhancement, and any rating assigned to any other debt securities of the Company shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.